Exhibit 24.0

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1999.

                      /s/ Joel Elftmann

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 1999.

                      /s/ Terrence Glarner

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 1999.

                      /s/ James Bernards

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 1999.

                      /s/ Joanna Lau

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 1999.

                      /s/ Neil Bonke

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 1999.

                      /s/ Tommy George

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Joel A. Elftmann and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended August 28, 1999 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 1999.

                      /s/ Charles R. Wofford